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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                     January 5, 1996  (December 31, 1995)
                     ------------------------------------
                Date of Report (Date of earliest event reported)


                         UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



       TENNESSEE                       1-10160                62-0859007
------------------------             ------------         -------------------
(State of incorporation)             (Commission           (I.R.S. Employer
                                     File Number)         Identification No.)


                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                      ------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (901) 383-6000
                                                    --------------


                               Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

     Union Planters Corporation (the Corporation) consummated the acquisition of Capital Bancorporation, Inc. (CBI) on December 31, 1995 when CBI was merged with and into a newly organized, wholly owned subsidiary of the Corporation. A publicly owned, multi-bank holding company headquartered in Missouri, CBI had approximately $1.1 billion of total assets. CBI was the holding company for the following institutions headquartered in Missouri and Arkansas with the approximate amounts of total assets and deposits at December 31, 1995 of each shown:

         INSTITUTION                                                  TOTAL ASSETS         TOTAL DEPOSITS
------------------------------                                       --------------       -----------------
                                                                             (DOLLARS IN MILLIONS)
Capital Bank of Cape Girardeau County in
     Cape Girardeau, Missouri                                          $  461                         $399
Capital Bank of Southwest Missouri in
     Springfield, Missouri                                                209                          188
Capital Bank and Trust in Clayton, Missouri                               151                          134
Capital Bank of Columbia in Columbia, Missouri                             86                           77
Capital Bank of Perryville, National Association,
     in Perryville, Missouri                                               80                           72
Capital Bank of Sikeston in
     Sikeston, Missouri                                                    69                           63
Capital Bank, a Federal Savings Bank, in
     Jonesboro, Arkansas                                                   68                           63
                                                                       ------                         ----
          Total                                                        $1,124                         $996
                                                                       ======                         ====


     Reference is made to the Corporation's Quarterly Report on Form 10-Q dated September 30, 1995 and the Corporation's Current Reports on Form 8-K dated June 27, 1995, August 21, 1995, November 16, 1995, and December 8, 1995 for
additional information regarding this acquisition.

     In determining the amount of consideration paid in the transaction, the Corporation took into account the factors described in the subsections headed "Background of and Reasons for the Merger" and "Fairness Opinion of Financial Advisor" found on pages 35 through 42 of the Proxy Statement/Prospectus dated October 31, 1995 included in the Corporation's Registration Statement on Form S-4 (Registration No. 33-63319) which disclosure is incorporated by reference as part of this Report.

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     The merger of the Corporation and CBI was consummated by the Corporation issuing 1.185 shares of its $5 par value Common Stock for each outstanding common share of CBI. The total number of shares of Union Planters Corporation's $5 par value Common Stock issued in the transaction was 4,087,124. (Approximate value of the transaction is $130 million based on the December 31, 1995 stock price of $31.875.) The acquisition of CBI was approved by the holders of more than two-thirds of the outstanding common shares of CBI.

ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND
               EXHIBITS

 (a) Financial Statements of Business Acquired

     (1) Capital Bancorporation, Inc. and Subsidiaries Audited Consolidated Financial Statements for the years ended December 31, 1994 and 1993 required by this item are incorporated herein by reference to Exhibit 99(b) of Union Planters Corporation's Current Report on Form 8-K dated August 21, 1995.

     (2) Capital Bancorporation, Inc. and Subsidiaries Unaudited Interim Consolidated Financial Statements as of and for the Three and Nine Months ended September 30, 1995 and 1994 required by this item are incorporated herein by reference to Exhibit 99(a) of Union Planters Corporation's Current Report on Form 8-K dated November 16, 1995.

 (b)      Pro Forma Financial Information

          Union Planters Corporation's unaudited pro forma consolidated financial statements as of and for the nine months ended September 30, 1995, and for the three years ended December 31, 1994 required by this item are incorporated herein by reference to Item 7(b) of Union Planters Corporation's Current Report on Form 8-K dated December 8, 1995.

 (c)      Exhibits

          (2) Plan of acquisition, reorganization, arrangement, liquidation, or succession

          Agreement and Plan of Reorganization dated as of June 20, 1995 (as amended and restated June 22, 1995), between Union Planters Corporation, CBI Acquisition Company, Inc., and Capital
          Bancorporation, Inc. is incorporated herein by reference to Exhibit 2(a) of Union Planters Corporation's Current Report on Form 8-K dated June 27, 1995.





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                                   SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                 Union Planters Corporation
                                           -------------------------------------
                                                        Registrant



Date:    January 5, 1996                       /s/ M. Kirk Walters
       --------------------                -------------------------------------
                                                    M. Kirk Walters
                                           Senior Vice President, Treasurer,
                                             and Chief Accounting Officer





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